UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 23, 2005
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                          Asbury Automotive Group, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                  5511                                01-0609375
     ----------------------------         ---------------------------------
       (Commission File Number)           (IRS Employer Identification No.)

     622 Third Avenue, 37th Floor, New York, NY                10017
     ------------------------------------------           -----------------
      (Address of principal executive offices)               (Zip Code)

                                 (212) 885-2500
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              (Registrant's telephone number, including area code)

                                      None
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          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01  Other Events.

     Asbury Automotive Group, Inc. (the "Company") will conduct its annual meeting of stockholders (the "Annual Meeting") on Thursday, April 28, 2005. The Annual Meeting will be held at the Grand Hyatt New York, located at Grand Central Station in New York, New York, at 9:00 a.m. local time. Stockholders of record at the close of business on March 15, 2005 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. The date of the Annual Meeting and the Record Date were approved by the Company's Board of Directors at a meeting held on February 23, 2005. Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, and the Company's By-Laws, stockholders wishing to submit proposals for consideration in the Company's proxy statement or to propose business to be transacted or nominate a person for election as a director at the Annual Meeting must submit written notice to the Company's Secretary no later than March 10, 2005.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ASBURY AUTOMOTIVE GROUP, INC.



Date:  February 28, 2005          By:    /s/ Kenneth B. Gilman
                                         --------------------------------------
                                  Name:  Kenneth B. Gilman
                                  Title: President and Chief Executive Officer